CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 29, 2014, relating to the financial statements and financial highlights which appears in the October 31, 2014 Annual Reports to Shareholders of AMG FQ Tax-Managed U.S. Equity Fund (formerly, Managers AMG FQ Tax-Managed U.S. Equity Fund), AMG FQ U.S. Equity Fund (formerly, Managers AMG FQ U.S. Equity Fund), AMG FQ Global Alternatives Fund (formerly, Managers AMG FQ Global Alternatives Fund) and AMG FQ Global Risk-Balanced Fund (formerly, Managers AMG FQ Global Essentials Fund), four of the series constituting AMG Funds I (formerly, Managers Trust I), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “Disclosure of Portfolio Holdings”, “Independent Registered Public Accounting Firm” and “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 26, 2015

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 29, 2014, relating to the financial statements and financial highlights which appears in the October 31, 2014 Annual Reports to Shareholders of AMG Frontier Small Cap Growth Fund (formerly, Managers Frontier Small Cap Growth Fund), AMG Managers Emerging Opportunities Fund (formerly, Managers Micro-Cap Fund), AMG TimesSquare All Cap Growth Fund (formerly, Managers AMG TSCM Growth Equity Fund) and AMG Managers Real Estate Securities Fund (formerly, Managers Real Estate Fund), four of the series constituting AMG Funds I (formerly, Managers Trust I), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “Disclosure of Portfolio Holdings”, “Independent Registered Public Accounting Firm” and “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 26, 2015